Exhibit 99.3

April 24, 2014

To All Zimmer Employees:

Today is an exciting day for Zimmer!

In addition to reporting solid first quarter earnings, we also announced a milestone agreement to combine with Biomet in a transaction valued at approximately $13.35 billion. This compelling combination creates a leading innovator in the musculoskeletal industry, while cementing Warsaw, Indiana as the musculoskeletal innovation capital of the world.

Bringing together Zimmer and Biomet will be a major win for all of our healthcare stakeholders. We are combining two companies with complementary portfolios of solutions and proven innovation capabilities, supported by leading global sales teams and a highly skilled manufacturing force. Through this merger, we will underscore our commitment to support healthcare providers and their patients with a broader range of personalized solutions, superior technology and new innovations that enhance clinical outcomes and improve quality of life.

The attached news release outlines the many benefits of the transaction in more detail. In addition, I have attached a list of Frequently Asked Questions that I hope will address some of your immediate questions.

This transaction is in large part about growth. Both Zimmer and Biomet have proven teams of talented and experienced employees and sales representatives who have strong Customer relationships, and we expect that there will be additional opportunities for employees and sales representatives of both companies as part of a larger, more diversified global organization. Together, we expect to have the necessary scale and resources to compete more effectively in the rapidly evolving global healthcare marketplace. Zimmer and Biomet also expect to be able to support long-term growth by leveraging highly complementary sales channels in major markets to achieve cross-selling opportunities, while bolstering all of our business franchises in emerging international markets.

We expect to close the transaction in the first quarter of 2015 following the regulatory approval process. Until then, Zimmer and Biomet will remain separate companies and it is business as usual. In the coming weeks, we will be forming teams to assist with the planning of our integration, and it is our objective to draw upon the best talent from both companies to lead the way in our continued innovation.

Upon completion of the transaction, I will be President and Chief Executive Officer of the combined company. Zimmer and Biomet have highly recognizable and well-respected names, and following the closing, the combined company will conduct business under a consolidated name that will leverage the strengths of both brands. We will continue to operate out of Warsaw and will maintain regional offices and facilities around the world.

Importantly, Zimmer has a history of successfully integrating companies both large and small. Our team knows what it takes and is committed to treating all of our employees and sales representatives with respect and dignity throughout the integration process. We fully expect a seamless transition following the closing of the transaction.

First Quarter 2014 Financial Results

In conjunction with the announcement of our combination, we also reported first quarter 2014 financial results. Together, we delivered another solid quarter, driven by innovative new product offerings, and we reaffirmed our sales guidance for the full year 2014. The Company reported first quarter net sales of $1.161 million, an increase of 3.2% constant currency over the first quarter of 2013. Adjusted diluted earnings per share for the quarter were $1.50, an increase of 6.4% over the prior year period. Your commitment to innovate and improve is driving us ahead and is also what has allowed us to take this next transformational step in our Company’s growth.

We expect today’s announcement will lead to increased interest in Zimmer from the media and our investors, and it is important we speak with one voice on this matter. If anyone from the investment community or media contacts you, please forward all inquiries to Jim Gill at james.gill@zimmer.com or (574) 371-1984. Investor inquiries should be forwarded to Bob Marshall at robert.marshall@zimmer.com or (574) 371-8042.

Over the next few months, I will be holding Town Hall Meetings across the global organization to discuss our integration plans as well as the progress we have made on our culture-shaping journey. If you have additional questions, please feel free to email them to ComingTogether@zimmer.com and we will do our best to answer them in a timely manner. We look forward to keeping you updated on our progress, and thank you for your continued focus and dedication.

Sincerely,

David

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger between Zimmer and LVB Acquisition, Inc. (“LVB”), the parent company of Biomet, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Zimmer’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the possibility that the anticipated synergies and other benefits from the proposed merger of Zimmer and LVB will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the merger (including the approval of antitrust authorities necessary to complete the transaction) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the risks and uncertainties related to Zimmer’s ability to successfully integrate the operations, products and employees of Zimmer and Biomet; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending merger; the effect of the announcement of the proposed merger on Zimmer’s and Biomet’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally; risks relating to the value of the Zimmer shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of Zimmer’s or Biomet’s debt) on a timely basis and on reasonable terms; the outcome of any legal proceedings related to the proposed merger; the risks and uncertainties normally incidental to the orthopaedic industry, including price and product competition; the success of the companies’ quality and operational excellence initiatives; changes in customer demand for Zimmer’s or Biomet’s products and services caused by demographic changes or other factors; the impact of healthcare reform measures, including the impact of the U.S. excise tax on medical devices; reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of Zimmer’s or Biomet’s products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; the ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations, including regulations of the U.S. Food and Drug Administration (the “FDA”) and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the ability to retain the independent agents and distributors who market Zimmer’s and Biomet’s products; dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing economic uncertainty affecting countries in the Euro zone on the ability to collect accounts receivable in affected countries. For a further list and description of such risks and uncertainties, see Zimmer’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.zimmer.com or on request from Zimmer. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in the companies’ respective periodic reports. Readers of this communication are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this communication.

Additional Information and Where to Find It

Zimmer will file with the SEC a registration statement on Form S-4, in which a consent solicitation statement will be included as a prospectus, and other documents in connection with the proposed acquisition of LVB. The consent solicitation statement/prospectus will be sent to the stockholders of LVB. INVESTORS AND SECURITYHOLDERS OF LVB ARE URGED TO READ THE CONSENT SOLICITATION/PROSPECTUS, AND ANY OTHER FILINGS THAT MAY BE MADE WITH THE SEC IN CONNECTION WITH THE MERGER WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The registration statement and consent solicitation statement/prospectus and other documents which will be filed by Zimmer with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov or from Zimmer at www.zimmer.com. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Zimmer, LVB and Biomet with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Certain executive officers and directors of LVB have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Biomet Combination: Employee FAQ

1.	What was announced today?

•	Zimmer has announced an agreement to combine with Biomet in a cash and stock transaction valued at approximately $13.35 billion, including the assumption of net debt.

•	This combination will create a leading musculoskeletal innovator to shape solutions for the evolving healthcare industry. We believe that bringing together Zimmer and Biomet will be a major win for all of our healthcare stakeholders.

•	We expect the transaction to close in the first quarter of 2015. Until then, we remain an independent company and it is business as usual.

2.	Who is Biomet?

•	Biomet is privately owned and one of the largest and most respected medical device companies in the world, with core competencies in large joint reconstruction (Knees and Hips) and a meaningful presence in other emerging businesses, including: Sports Medicine, Extremities & Trauma; Spine, Bone Healing and Microfixation; Dental; and Cement, Biologics and Other.

•	Biomet is known for excellence in product engineering, innovation and Customer service. We believe it is the ideal complement to Zimmer.

•	Biomet’s website www.biomet.com is a great place to learn more about the company and its mission, management team, latest news and more.

3.	Why is Zimmer combining with Biomet? How does this fit into Zimmer’s strategy?

•	This is a milestone combination that will position the combined company as a pure-play leader in the $45 billion musculoskeletal industry.

•	We expect that this transaction will accelerate Zimmer’s pace of innovation, as well as our efforts to provide integrated services and new solutions that address the needs of our Customers. Our commitment to high-quality manufacturing also will not change.

•	Through this combination, we believe that we will enhance our ability to innovate and improve, while underscoring our commitment to support healthcare providers and their patients with superior technology and new innovations that enhance clinical outcomes and improve quality of life.

•	The combination will enhance enterprise diversification with strong franchises in the Knee, Hip, Surgical, Spine and Dental categories, as well as in the faster-growing Sports Medicine, Extremities and Trauma categories.

•	We are excited to take this strategic, transformational step in our Company’s growth.

4.	After the transaction closes, where will the combined company be headquartered? What will it be called? Who will lead it?

•	The combined company will continue to operate out of Warsaw and we will maintain regional offices and facilities around the world. We are proud to cement Warsaw as the musculoskeletal innovation capital of the world, and we remain committed to the community.

•	David Dvorak will continue to lead the organization as President and CEO.

•	Zimmer and Biomet have highly recognizable and well respected names, and following the closing, the combined company will conduct business under a consolidated name that will leverage the strengths of both brands.

•	Many other important decisions will be made as the integration planning commences in earnest in the coming weeks. Stay tuned for updates throughout the process.

5.	When is the transaction expected to close?

•	Following the necessary regulatory approval process, we expect to complete the transaction in the first quarter of 2015. Until then, we remain an independent company and it is business as usual.

6.	What can employees expect in the interim?

•	We expect that today’s announcement will have no impact on day-to-day operations. Until the transaction is completed, it will be business as usual at Zimmer.

•	In the coming weeks, we will be forming teams to assist with the planning of our integration.

•	We will continue to communicate developments regarding the transaction as we move through the process.

7.	What are plans to integrate the two companies?

•	Both companies have talented teams and a similar history and culture of excellence. While it is premature to discuss specifics, in the coming weeks we are establishing an integration-planning team that will begin working to address how we can best utilize each other’s strengths and bring our companies together.

•	Zimmer has a track record of successfully integrating acquisitions both large and small, including the major integration of Centerpulse, as well as the integrations of Implex, ORTHOsoft, Dornoch, Normed, Knee Creations, SoPlus and Synvasive.

•	Our team knows what it takes to plan and execute integrations well, and is committed to treating all of our employees and sales representatives with respect and dignity throughout the integration process. We fully expect this will be a seamless transition upon the closing of the transaction.

8.	What happens to each company’s sales force? Labor force?

•	While it’s premature to speculate about those specifics now, both companies recognize the importance of a strong sales team and skilled labor force.

•	We believe that the combined company will have an industry-leading global sales and service organization, and we will take the appropriate steps to ensure that our Customers continue to receive the superior levels of service that they have come to expect from both of our companies.

•	We will also preserve a long-term commitment to our combined skilled labor force, which is critical to the production of our platforms and systems. Our expertise in device manufacturing is critical to our success.

•	We believe that this transaction will provide an even broader range of personalized solutions that benefit our Customers.

•	Through this combination, we will have greater sales and distribution capabilities, allowing us to strengthen our relationships with our Customers and partners, both in major markets and in smaller emerging markets.

9.	Will there be any layoffs as a result of the transaction?

•	This transaction is in large part about growth. Our businesses are highly complementary and there are strong teams at both companies.

•	While there may be some overlap at the corporate level, we will primarily look to address our combined workforce through natural attrition. Overall, we expect there will be exciting opportunities for employees and sales representatives of both companies as part of a larger, more diversified global organization.

•	In the course of the integration-planning work, decisions will be made concerning organizational structure and design for the combined company. As decisions are made, we will continue to communicate with you.

•	Until the transaction is completed, we remain an independent company, and it will be business as usual at Zimmer.

10.	Should Zimmer employees expect any changes to benefits and compensation?

•	Until the transaction closes, we will remain an independent company and there will be no changes to benefits and compensation plans.

•	While today’s announcement is an important milestone, there are many decisions left to be made. Details on benefits will be provided as transition plans are finalized.

11.	Will there be new opportunities in terms of jobs and relocation? Will I be asked to relocate? Will I have the opportunity to relocate?

•	While today’s announcement is an important milestone, there are many decisions left to be made.

•	Both Zimmer and Biomet have proven teams of talented and experienced employees, and sales representatives with strong Customer relationships. We expect there will be exciting opportunities for employees and sales representatives of both companies as part of a larger, more diversified global organization.

•	Together, we believe that we will have the scale and resources to become an even stronger leader in the rapidly evolving global healthcare industry.

12.	How will the transaction affect our relationship with surgeons, providers and patients?

•	Prior to the closing of the transaction, our Customers and partners will experience no changes in their interactions with our Zimmer team. We expect a seamless transition for all of our healthcare stakeholders after the transaction closes.

•	Among the many benefits for healthcare providers, the combined company’s broader portfolio of innovative solutions is expected to help its sales force to be more effective in all geographies, increasing its ability to help physicians and healthcare systems improve patient outcomes in a cost-effective manner.

•	As part of the integration process, we will be evaluating the best ways to leverage the combined strengths of Zimmer and Biomet to meet the needs of the evolving healthcare environment.

13.	How will the transaction affect our relationship with payers?

•	There will be no change in how we work with payers prior to the closing of the transaction.

•	After the transaction closes, we expect that payers will benefit from Zimmer’s position as a cost-effective supplier that is better able to offer data-driven solutions.

14.	How will the transaction affect our relationship with our suppliers?

•	Again, it is business as usual for Zimmer and our suppliers until the transaction closes.

•	We value our relationship with our suppliers. As part of the integration process, we will be evaluating the best ways to leverage the combined organization.

15.	What do I do if I’m asked about the transaction?

•	We expect that today’s announcement will lead to increased interest in Zimmer from the media and our investors, and it is extremely important that we speak with one voice on this matter. Please forward all media inquiries to Jim Gill at james.gill@zimmer.com or (574) 371-1984. Investor inquiries should be forward to Bob Marshall at robert.marshall@zimmer.com or (574) 371-8042.

16.	Where can employees obtain additional information?

•	If you have additional questions, please feel free to direct them to ComingTogether@zimmer.com.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,” “projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger between Zimmer and LVB Acquisition, Inc. (“LVB”), the parent company of Biomet, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Zimmer’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, but are not limited to: the possibility that the anticipated synergies and other benefits from the proposed merger of Zimmer and LVB will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the merger (including the approval of antitrust authorities necessary to complete the transaction) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the risks and uncertainties related to Zimmer’s ability to successfully integrate the operations, products and employees of Zimmer and Biomet; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending merger; the effect of the announcement of the proposed merger on Zimmer’s and Biomet’s relationships with their respective Customers, vendors and lenders and on their respective operating results and businesses generally; risks relating to the value of the Zimmer shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of Zimmer’s or Biomet’s debt) on a timely basis and on reasonable terms; the outcome of any legal proceedings related to the proposed merger; the risks and uncertainties normally incidental to the orthopaedic industry, including price and product competition; the success of the companies’ quality and operational excellence initiatives; changes in Customer demand for Zimmer’s or Biomet’s products and services caused by demographic changes or other factors; the impact of healthcare reform measures, including the impact of the U.S. excise tax on medical devices; reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation; shifts in the product category or regional sales mix of Zimmer’s or Biomet’s products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; the ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations, including regulations of the U.S. Food and Drug Administration (the “FDA”) and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the ability to retain the independent agents and distributors who market Zimmer’s and Biomet’s products; dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing economic uncertainty affecting countries in the Euro zone on the ability to collect accounts receivable in affected countries. For a further list and description of such risks and uncertainties, see Zimmer’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”). Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.zimmer.com or on request from Zimmer. Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in the companies’ respective periodic reports. Readers of this communication are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in this communication.

Additional Information and Where to Find It

Zimmer will file with the SEC a registration statement on Form S-4, in which a consent solicitation statement will be included as a prospectus, and other documents in connection with the proposed acquisition of LVB. The consent solicitation statement/prospectus will be sent to the stockholders of LVB. INVESTORS AND SECURITYHOLDERS OF LVB ARE URGED TO READ THE CONSENT SOLICITATION/PROSPECTUS, AND ANY OTHER FILINGS THAT MAY BE MADE WITH THE SEC IN CONNECTION WITH THE MERGER WHEN THEY BECOME AVAILABLE, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. The registration statement and consent solicitation statement/prospectus and other documents which will be filed by Zimmer with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov or from Zimmer at www.zimmer.com. Such documents are not currently available. You may also read and copy any reports, statements and other information filed by Zimmer, LVB and Biomet with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room. Certain executive officers and directors of LVB have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.